INTERPUBLIC GROUP

# Fourth Quarter 2006 Earnings Conference Call

February 28, 2007

# Overview – Fourth Quarter 2006

INTER PUBLIC GROUP

- Organic revenue change +0.4% in Q4 and +1.0% in FY-06
- Progress on controls, financial systems and reducing organizational complexity
- Q4 & FY-06 operating expenses reflect improved O&G leverage and investment in talent
- Q4 operating income of $168 million includes restructuring/reorganization and goodwill impairment charges
- Improved capital structure

# Operating Performance Q4 - 2006

INTER PUBLIC GROUP

| | Three Months Ended December 31 | |
|---|---|---|
| | 2006 | 2005 |
| *Revenue* | $ 1,877.1 | $ 1,895.7 |
| Salaries and Related Expenses | 1,087.6 | 1,107.5 |
| Office and General Expenses | 572.9 | 637.1 |
| Restructuring and Other Reorganization-Related Charges | 21.6 | 1.4 |
| Long-Lived Asset Impairment and Other Charges | 27.2 | 92.1 |
| *Operating Income* | 167.8 | 57.6 |
| Interest Expense | (63.6) | (46.1) |
| Interest Income | 35.9 | 26.8 |
| Other (Expense) Income | (53.1) | 6.3 |
| *Income from Continuing Operations before Income Taxes* | 87.0 | 44.6 |
| Provision for Income Taxes | 12.0 | 77.4 |
| Net Equity Interests (Net of Tax) | (5.9) | 0.9 |
| *Income (Loss) from Continuing Operations* | 69.1 | (31.9) |
| Income from Discontinued Operations (Net of Tax) | - | 9.0 |
| *Net Income (Loss)* | 69.1 | (22.9) |
| | | |
| Dividends on Preferred Stock | 11.9 | 11.3 |
| Allocation to Participating Securities | 8.1 | - |
| *Net Income (Loss) Applicable to Common Stockholders* | $ 49.1 | $ (34.2) |
| | | |
| Earnings (loss) per share of common stock - basic and diluted: | | |
| Continuing operations | $ 0.11 | $ (0.10) |
| Discontinued operations | - | 0.02 |
| Total | $ 0.11 | $ (0.08) |
| | | |
| Weighted-average shares: | | |
| Basic | 432.7 | 425.5 |
| Diluted | 459.7 | 425.5 |

($ in Millions, except per share amounts)

# Revenue

**Interpublic**

| | Three Months Ended | | Twelve Months Ended | |
|---|---|---|---|---|
| **December 31, 2005** | **$ 1,895.7** | | **$ 6,274.3** | |
| Total change | (18.6) | (1.0%) | (83.5) | (1.3%) |
| Foreign currency changes | 21.8 | 1.1% | 20.6 | 0.3% |
| Net acquisitions/divestitures | (48.1) | (2.5%) | (165.4) | (2.6%) |
| Organic | 7.7 | 0.4% | 61.3 | 1.0% |
| **December 31, 2006** | **$ 1,877.1** | | **$ 6,190.8** | |

**Segments**

| | Three Months Ended December 31 | | | | Twelve Months Ended December 31 | | | |
|---|---|---|---|---|---|---|---|---|
| | | | Change | | | | Change | |
| | 2006 | 2005 | Reported | Organic | 2006 | 2005 | Reported | Organic |
| **IAN** | $ 1,600.1 | $ 1,614.8 | (0.9%) | 0.4% | $ 5,230.6 | $ 5,327.8 | (1.8%) | 0.7% |
| **CMG** | $ 277.0 | $ 280.6 | (1.3%) | 0.7% | $ 960.2 | $ 944.2 | 1.7% | 2.8% |

Integrated Agency Networks: McCann, Draftfcb, Lowe, and our stand-alone agencies
Constituency Management Group: Weber Shandwick, Golin Harris, Jack Morton, FutureBrand, Octagon, and our other marketing service specialists

($ in Millions)

INTER PUBLIC GROUP

# Geographic Revenue Change

| | Three Months Ended December 31, 2006 | | Twelve Months Ended December 31, 2006 | |
|---|---|---|---|---|
| | Reported | Organic | Reported | Organic |
| United States | (1.8%) | (1.5%) | (0.6%) | 0.5% |
| International | (0.1%) | 2.5% | (2.3%) | 1.5% |
| United Kingdom | (10.9%) | (6.8%) | (8.8%) | (6.4%) |
| Continental Europe | (1.9%) | 3.2% | (8.1%) | 1.3% |
| Latin America | 22.8% | 19.1% | 16.8% | 11.7% |
| Asia Pacific | 9.7% | 10.7% | 8.1% | 9.5% |
| Other | (6.4%) | (7.2%) | 0.3% | (2.5%) |
| **Worldwide** | **(1.0%)** | **0.4%** | **(1.3%)** | **1.0%** |

See reconciliation on page 28.

INTER PUBLIC GROUP

# Expenses

**Salaries & Related**

| | 2006 | 2005 | Change $ | Change Reported | Change Organic |
|---|---|---|---|---|---|
| Three Months Ended December 31 | $ 1,087.6 | $ 1,107.5 | $ (19.9) | (1.8%) | (1.2%) |
| *% of Revenue* | *57.9%* | *58.4%* | | | |
| three months severance | $ 60.0 | $ 97.2 | $ (37.2) | (38.3%) | |
| *% of Revenue* | *3.2%* | *5.1%* | | | |
| Twelve Months Ended December 31 | $ 3,944.1 | $ 3,999.1 | $ (55.0) | (1.4%) | 0.5% |
| *% of Revenue* | *63.7%* | *63.7%* | | | |
| twelve months severance | $ 98.8 | $ 162.5 | $ (63.7) | (39.2%) | |
| *% of Revenue* | *1.6%* | *2.6%* | | | |

**Office & General**

| | 2006 | 2005 | Change $ | Change Reported | Change Organic |
|---|---|---|---|---|---|
| Three Months Ended December 31 | $ 572.9 | $ 637.1 | $ (64.2) | (10.1%) | (7.3%) |
| *% of Revenue* | *30.5%* | *33.6%* | | | |
| three months total professional fees | $ 62.5 | $ 91.6 | $ (29.1) | (31.8%) | |
| *% of Revenue* | *3.3%* | *4.8%* | | | |
| Twelve Months Ended December 31 | $ 2,079.0 | $ 2,288.1 | $ (209.1) | (9.1%) | (5.2%) |
| *% of Revenue* | *33.6%* | *36.5%* | | | |
| twelve months total professional fees | $ 239.1 | $ 332.8 | $ (93.7) | (28.2%) | |
| *% of Revenue* | *3.9%* | *5.3%* | | | |

See reconciliation on page 27.

($ in Millions)

INTER PUBLIC GROUP

# Cash Flow Q4 - 2006

| | Three Months Ended December 31 | |
|---|---|---|
| | 2006 | 2005 |
| **NET INCOME (LOSS)** | **$ 69** | **$ (23)** |
| **Income from Discontinued Operations** | **-** | **(9)** |
| **OPERATING ACTIVITIES** | | |
| Depreciation & amortization | 74 | 61 |
| Deferred taxes | 24 | 82 |
| Other non-cash items | 96 | 93 |
| Change in working capital, net | 330 | 178 |
| Other non-current assets & liabilities | (3) | (33) |
| Discontinued operations | - | - |
| **Cash provided by Operating Activities** | **590** | **349** |
| **INVESTING ACTIVITIES** | | |
| Acquisitions & deferred payments, net | (1) | (10) |
| Business & investment purchases/sales, net | (13) | 52 |
| Capital expenditures | (58) | (44) |
| **Cash used in Investing Activities** | **(72)** | **(2)** |
| **FINANCING ACTIVITIES** | | |
| Debt issuance costs and early participation payment | (19) | - |
| Preferred stock dividends | (12) | (5) |
| Issuance of preferred stock, net of issuance costs | - | 508 |
| Other | 17 | (11) |
| **Cash (used in) provided by Financing Activities** | **(14)** | **492** |
| Currency Effect | (16) | (4) |
| **Increase in Cash & S/T Marketable Securities** | **$ 488** | **$ 835** |

($ in Millions)

INTER PUBLIC GROUP

# Balance Sheet – Current Portion

| | December 31, 2006 | December 31, 2005 |
| --- | --- | --- |
| **CURRENT ASSETS:** | | |
| Cash and cash equivalents | $ 1,955.7 | $ 2,075.9 |
| Short-term marketable securities | 1.4 | 115.6 |
| Accounts receivable, net | 3,934.9 | 4,015.7 |
| Expenditures billable to clients | 1,021.4 | 917.6 |
| Deferred income taxes | 70.9 | 184.3 |
| Prepaid expenses and other current assets | 224.5 | 188.3 |
| **Total current assets** | **$ 7,208.8** | **$ 7,497.4** |
| | | |
| **CURRENT LIABILITIES:** | | |
| Accounts payable | $ 4,124.1 | $ 4,438.6 |
| Accrued liabilities | 2,456.0 | 2,361.1 |
| Short-term debt | 82.9 | 56.8 |
| **Total current liabilities** | **$ 6,663.0** | **$ 6,856.5** |

INTER PUBLIC GROUP

($ in Millions)

# Debt Maturity Schedule

## Long-term & Convertible Debt = $2.2 billion


$800
$600
$400
$200
$0
millions
$ 400(A)
$250
$250
$500
$ 400(B)
$350
$ 800
2007
2008
2009
2010
2011
2012
2013
2014
2015+
Long-Term Debt
4.5% and 4.25% Convertible Notes
First Investor Option to Put 4.5% Convertible Notes due 2023
First Investor Option to Put 4.25% Convertible Notes due 2023

**Face Value**
**As of December 31, 2006**

(A) Discrete option to put 4.5% Notes for cash in March 2008, and for cash or stock, at Company's election in March 2013 and March 2018
(B) Discrete option to put 4.25% Notes for cash in March 2012, and for cash or stock, at Company's election in March 2015 and March 2018

($ in Millions, except Total Debt)

INTER PUBLIC GROUP

INTER PUBLIC GROUP

# Metrics Update

# Revenue by Discipline


Marketing
Services
42%
58%
Advertising
& Media

**$6,190.8**

**December 31, 2006**

**YTD**

**Unaudited data**

($ in Millions)

# Revenue by Client Sector

INTER PUBLIC GROUP

## Top 100 Clients



2006
Health/Personal Care 20%
Tech & Telecom 26%
Auto & Transportation 16%
Food & Beverage 13%
Packaged Goods 9%
Financial Services 6%
Other 10%
2005*
Health/Personal Care 21%
Tech & Telecom 20%
Auto & Transportation 18%
Food & Beverage 14%
Packaged Goods 9%
Financial Services 8%
Other 10%

**approximately 50% of consolidated revenue**

Unaudited data

*** 2005 data revised**

# Revenue Coverage of Global Financial Platforms and Shared Services

INTER PUBLIC GROUP

% of Revenue on Four Global Financial Platforms



50%
40%
30%
20%
10%
0%
2004
2005
2006

% of Revenue on Shared Services



50%
40%
30%
20%
10%
0%
2004
2005
2006

Unaudited data

# Organizational Simplification


Legal Entity Count
1800
1600
1400
1200
1000
800
600
400
200
0
1575
1475
1350
1200
1100
750-800
2003
2004
2005
2006
2007 P
2009-11 P

# Real Estate



Total Square Feet
Year-End
15.0
10.0
5.0
0.0
Millions
3.1
12.0
sublease/
vacant
occupied
2.7
11.6
sublease/
vacant
occupied
2.7
11.1
2004
2005
2006

INTERPUBLIC GROUP

# Summary

- Increasingly competitive offerings and investments in talent position us for growth
- Progress on principal cost initiatives
- Moving forward on improved financial systems and controls
- Enter 2007 a stronger company
- Execution is the key to continued success

INTER PUBLIC GROUP

INTER
PUBLIC
GROUP

# Appendix

# Operating Performance YTD - 2006

INTER PUBLIC GROUP

| | Twelve Months Ended December 31 | | | |
|---|---|---|---|---|
| | | 2006 | | 2005 |
| *Revenue* | $ | 6,190.8 | $ | 6,274.3 |
| Salaries and Related Expenses | | 3,944.1 | | 3,999.1 |
| Office and General Expenses | | 2,079.0 | | 2,288.1 |
| Restructuring and Other Reorganization-Related Charges (Reversals) | | 34.5 | | (7.3) |
| Long-Lived Asset Impairment and Other Charges | | 27.2 | | 98.6 |
| *Operating Income (Loss)* | | 106.0 | | (104.2) |
| Interest Expense | | (218.7) | | (181.9) |
| Interest Income | | 113.3 | | 80.0 |
| Other (Expense) Income | | (5.6) | | 19.5 |
| *Loss from Continuing Operations before Income Taxes* | | (5.0) | | (186.6) |
| Provision for Income Taxes | | 18.7 | | 81.9 |
| Net Equity Interests (Net of Tax) | | (13.0) | | (3.4) |
| *Loss from Continuing Operations* | | (36.7) | | (271.9) |
| Income from Discontinued Operations (Net of Tax) | | 5.0 | | 9.0 |
| ***Net Loss*** | | **(31.7)** | | **(262.9)** |
| | | | | |
| Dividends on Preferred Stock | | 47.6 | | 26.3 |
| *Net Loss Applicable to Common Stockholders* | $ | (79.3) | $ | (289.2) |
| | | | | |
| Loss per share of common stock - basic and diluted: | | | | |
| Continuing operations | $ | (0.20) | $ | (0.70) |
| Discontinued operations | | 0.01 | | 0.02 |
| Total | $ | (0.19) | $ | (0.68) |
| | | | | |
| Weighted-average shares: | | | | |
| Basic and Diluted | | 428.1 | | 424.8 |

($ in Millions, except per share amounts)

# Cash Flow YTD - 2006

| | Twelve Months Ended December 31 | |
|---|---|---|
| | 2006 | 2005 |
| **NET LOSS** | **$ (32)** | **$ (263)** |
| **Income from Discontinued Operations** | **(5)** | **(9)** |
| **OPERATING ACTIVITIES** | | |
| Depreciation & amortization | 261 | 220 |
| Deferred taxes | (58) | 45 |
| Other non-cash items | 92 | 120 |
| Change in working capital, net | (251) | (174) |
| Other non-current assets & liabilities | (3) | 40 |
| Discontinued operations | 5 | - |
| **Cash provided by (used in) Operating Activities** | **9** | **(21)** |
| **INVESTING ACTIVITIES** | | |
| Acquisitions & deferred payments, net | (15) | (92) |
| Business & investment purchases/sales, net | 42 | 92 |
| Capital expenditures | (128) | (141) |
| **Cash used in Investing Activities** | **(101)** | **(141)** |
| **FINANCING ACTIVITIES** | | |
| Debt issuance costs, early participation payment and consent fees | (61) | (18) |
| Call spread transaction costs | (29) | - |
| Preferred stock dividends | (47) | (20) |
| Issuance of preferred stock, net of issuance costs | - | 508 |
| Other | 7 | (60) |
| **Cash (used in) provided by Financing Activities** | **(130)** | **410** |
| Currency Effect | (11) | (30) |
| **Increase (Decrease) in Cash & S/T Marketable Securities** | **$ (233)** | **$ 218** |

($ in Millions)

INTER PUBLIC GROUP

# Domestic Revenue

**Interpublic -- Domestic**

| | Three Months Ended | | Twelve Months Ended | |
|---|---|---|---|---|
| **December 31, 2005** | **$ 983.6** | | **$ 3,461.1** | |
| Total change | (17.4) | (1.8%) | (19.9) | (0.6%) |
| Foreign currency changes | - | 0.0% | - | 0.0% |
| Net acquisitions/divestitures | (2.6) | (0.3%) | (38.3) | (1.1%) |
| Organic | (14.8) | (1.5%) | 18.4 | 0.5% |
| **December 31, 2006** | **$ 966.2** | | **$ 3,441.2** | |

INTER PUBLIC GROUP

**Segments**

| | Three Months Ended December 31 | | | | Twelve Months Ended December 31 | | | |
|---|---|---|---|---|---|---|---|---|
| | | | Change | | | | Change | |
| | 2006 | 2005 | Reported | Organic | 2006 | 2005 | Reported | Organic |
| **IAN** | $ 796.7 | $ 823.1 | (3.2)% | (2.9)% | $ 2,840.0 | $ 2,904.6 | (2.2%) | (0.9%) |
| **CMG** | $ 169.5 | $ 160.8 | 5.4% | 5.4% | $ 601.2 | $ 556.5 | 8.0% | 8.1% |

Integrated Agency Networks: McCann, Draftfcb, Lowe, and our stand-alone agencies
Constituency Management Group: Weber Shandwick, Golin Harris, Jack Morton, FutureBrand, Octagon, and our other marketing service specialists

($ in Millions)

# International Revenue

**Interpublic – International**

| | Three Months Ended | | Twelve Months Ended | |
|---|---|---|---|---|
| **December 31, 2005** | **$ 912.1** | | **$ 2,813.2** | |
| Total change | (1.2) | (0.1%) | (63.6) | (2.3%) |
| Foreign currency changes | 21.8 | 2.4% | 20.6 | 0.7% |
| Net acquisitions/divestitures | (45.5) | (5.0%) | (127.1) | (4.5%) |
| Organic | 22.5 | 2.5% | 42.9 | 1.5% |
| **December 31, 2006** | **$ 910.9** | | **$ 2,749.6** | |

**Segments**

| | Three Months Ended December 31 | | | | Twelve Months Ended December 31 | | | |
|---|---|---|---|---|---|---|---|---|
| | | | Change | | | | Change | |
| | 2006 | 2005 | Reported | Organic | 2006 | 2005 | Reported | Organic |
| **IAN** | $ 803.4 | $ 791.7 | 1.5% | 3.7% | $ 2,390.6 | $ 2,423.2 | (1.3%) | 2.6% |
| **CMG** | $ 107.5 | $ 119.8 | (10.3)% | (5.6)% | $ 359.0 | $ 387.7 | (7.4%) | (4.9%) |

Integrated Agency Networks: McCann, Draftfcb, Lowe, and our stand-alone agencies
Constituency Management Group: Weber Shandwick, Golin Harris, Jack Morton, FutureBrand, Octagon, and our other marketing service specialists

($ in Millions)

INTER PUBLIC GROUP

# Revenue by Region

## Q4 2006



Other
6%
Asia Pacific
9%
Latin America
5%
United States
52%
Continental
Europe
19%
United Kingdom
9%

**$1,877.1**

## Q4 2005



Other
7%
Asia Pacific
8%
Latin
America
4%
United
States
51%
Continental
Europe
20%
United
Kingdom
10%

**$1,895.7**

($ in Millions)

INTER PUBLIC GROUP

# Segment Performance

| | Three Months Ended December 31 | | Twelve Months Ended December 31 | |
|---|---|---|---|---|
| | 2006 | 2005 | 2006 | 2005 |
| **Interpublic*** | | | | |
| **Revenue** | $ 1,877.1 | $ 1,895.7 | $ 6,190.8 | $ 6,274.3 |
| Operating Expenses | $ 1,660.5 | $ 1,744.6 | $ 6,023.1 | $ 6,287.2 |
| Operating Income/(Loss) | $ 216.6 | $ 151.1 | $ 167.7 | $ (12.9) |
| Operating Margin % | 11.5% | 8.0% | 2.7% | (0.2%) |
| **IAN** | | | | |
| **Revenue** | $ 1,600.1 | $ 1,614.8 | $ 5,230.6 | $ 5,327.8 |
| Operating Expenses | $ 1,339.1 | $ 1,393.6 | $ 4,839.2 | $ 5,078.1 |
| Operating Income/(Loss) | $ 261.0 | $ 221.2 | $ 391.4 | $ 249.7 |
| Operating Margin % | 16.3% | 13.7% | 7.5% | 4.7% |
| **CMG** | | | | |
| **Revenue** | $ 277.0 | $ 280.6 | $ 960.2 | $ 944.2 |
| Operating Expenses | $ 252.8 | $ 249.9 | $ 908.6 | $ 891.2 |
| Operating Income/(Loss) | $ 24.2 | $ 30.7 | $ 51.6 | $ 53.0 |
| Operating Margin % | 8.7% | 10.9% | 5.4% | 5.6% |
| **Corporate** | | | | |
| Operating Expenses | $ 68.6 | $ 100.6 | $ 275.3 | $ 316.3 |

| * Reconciliation of Interpublic Performance | | | | |
|---|---|---|---|---|
| Operating Expenses as reported | $ 1,709.3 | $ 1,838.1 | $ 6,084.8 | $ 6,378.5 |
| Exclude: Restructuring & reorganization charges (reversals) | 21.6 | 1.4 | 34.5 | (7.3) |
| Exclude: Long-lived asset impairment | 27.2 | 92.1 | 27.2 | 98.6 |
| Operating Expenses per above | $ 1,660.5 | $ 1,744.6 | $ 6,023.1 | $ 6,287.2 |
| | | | | |
| Operating Income (Loss) as reported | $ 167.8 | $ 57.6 | $ 106.0 | $ (104.2) |
| Add back: Restructuring & reorganization charges (reversals) | 21.6 | 1.4 | 34.5 | (7.3) |
| Add back: Long-lived asset impairment | 27.2 | 92.1 | 27.2 | 98.6 |
| Operating Income (Loss) per above | $ 216.6 | $ 151.1 | $ 167.7 | $ (12.9) |

($ in Millions)

INTER PUBLIC GROUP

# Corporate & Other Expense

| | Three Months Ended December 31 | | | Twelve Months Ended December 31 | | |
|---|---|---|---|---|---|---|
| | 2006 | 2005 | Change | 2006 | 2005 | Change |
| Salaries and related expenses | $ 54.1 | $ 70.7 | $ (16.6) | $ 214.1 | $ 201.3 | $ 12.8 |
| Professional fees | 36.5 | 53.0 | (16.5) | 139.7 | 199.3 | (59.6) |
| Rent, depreciation and amortization | 17.0 | 9.2 | 7.8 | 65.4 | 45.3 | 20.1 |
| Corporate insurance | 5.4 | 6.2 | (0.8) | 21.7 | 26.0 | (4.3) |
| Other | 5.9 | 3.0 | 2.9 | 25.3 | 15.2 | 10.1 |
| Expenses allocated to operating divisions | (50.3) | (41.5) | (8.8) | (190.9) | (170.8) | (20.1) |
| ***Total Corporate and other*** | **$ 68.6** | **$ 100.6** | **$ (32.0)** | **$ 275.3** | **$ 316.3** | **$ (41.0)** |

($ in Millions)

INTER PUBLIC GROUP

# Depreciation and Amortization

| | 2005 | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| | Q1 | | Q2 | | Q3 | | Q4 | | FY 2005 | |
| Depreciation and amortization of fixed assets and intangible assets | $ | 40.3 | $ | 40.6 | $ | 40.4 | $ | 47.5 | $ | 168.8 |
| Amortization of bond discounts and deferred financing costs | | 2.1 | | 2.9 | | 3.8 | | 0.3 | | 9.1 |
| Amortization of restricted stock and other non-cash compensation | | 11.8 | | 6.0 | | 11.4 | | 13.1 | | 42.3 |
| Total | $ | 54.2 | $ | 49.5 | $ | 55.6 | $ | 60.9 | $ | 220.2 |

| | 2006 | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| | Q1 | | Q2 | | Q3 | | Q4 | | FY 2006 | |
| Depreciation and amortization of fixed assets and intangible assets | $ | 42.9 | $ | 42.2 | $ | 41.9 | $ | 46.6 | $ | 173.6 |
| Amortization of bond discounts and deferred financing costs | | 3.2 | | 7.7 | | 11.3 | | 9.6 | | 31.8 |
| Amortization of restricted stock and other non-cash compensation | | 9.3 | | 11.4 | | 16.4 | | 18.0 | | 55.1 |
| Total | $ | 55.4 | $ | 61.3 | $ | 69.6 | $ | 74.2 | $ | 260.5 |

($ in Millions)

INTER PUBLIC GROUP

# Acquisition Payment Obligations*



175
150
125
100
75
50
25
0
Stock
Cash
24
142
13
92
11
15
1
44
2
31
1
19
7
2004A
2005A
2006A
2007 Est.
2008 Est.
2009 Est.
2010+ Est.

* Excludes compensation expense

($ in Millions)

INTER PUBLIC GROUP

# Reconciliation of Organic Measures

INTER PUBLIC GROUP

**Salaries & Related**

| | Three Months Ended | | Twelve Months Ended | |
|---|---|---|---|---|
| | $ | % Change | $ | % Change |
| December 31, 2005 | $ 1,107.5 | | $ 3,999.1 | |
| Foreign currency changes | 13.6 | 1.2% | 11.7 | 0.3% |
| Net acquisitions/divestitures | (20.6) | (1.8%) | (85.0) | (2.1%) |
| Organic | (12.9) | (1.2%) | 18.3 | 0.5% |
| Total change | (19.9) | (1.8%) | (55.0) | (1.4%) |
| December 31, 2006 | $ 1,087.6 | | $ 3,944.1 | |

**Office & General**

| | Three Months Ended | | Twelve Months Ended | |
|---|---|---|---|---|
| | $ | % Change | $ | % Change |
| December 31, 2005 | $ 637.1 | | $ 2,288.1 | |
| Foreign currency changes | 8.8 | 1.4% | 6.5 | 0.3% |
| Net acquisitions/divestitures | (26.7) | (4.2%) | (95.8) | (4.2%) |
| Organic | (46.3) | (7.3%) | (119.8) | (5.2%) |
| Total change | (64.2) | (10.1%) | (209.1) | (9.1%) |
| December 31, 2006 | $ 572.9 | | $ 2,079.0 | |

($ in Millions)

# Reconciliation of Geographic Revenue Change

**Three Months Ended December 31**

| | 2006 | 2005 | Reported Change | Foreign Currency Changes | Net Acquisitions / Divestitures | Organic |
|---|---|---|---|---|---|---|
| US | $ 966.2 | $ 983.6 | $ (17.4) | $ - | $ (2.6) | $ (14.8) |
| UK | 161.8 | 181.5 | (19.7) | 7.2 | (14.6) | (12.3) |
| Continental Europe | 362.7 | 369.8 | (7.1) | 8.2 | (27.3) | 12.0 |
| Latin America | 102.7 | 83.6 | 19.1 | 3.1 | (0.0) | 16.0 |
| Asia Pacific | 164.8 | 150.2 | 14.6 | 1.1 | (2.5) | 16.0 |
| Other | 118.9 | 127.0 | (8.1) | 2.2 | (1.1) | (9.2) |
| Worldwide | $ 1,877.1 | $ 1,895.7 | $ (18.6) | $ 21.8 | $ (48.1) | $ 7.7 |

**Twelve Months Ended December 31**

| | 2006 | 2005 | Reported Change | Foreign Currency Changes | Net Acquisitions / Divestitures | Organic |
|---|---|---|---|---|---|---|
| US | $ 3,441.2 | $ 3,461.1 | $ (19.9) | $ - | $ (38.3) | $ 18.4 |
| UK | 565.6 | 619.9 | (54.3) | 3.8 | (18.4) | (39.7) |
| Continental Europe | 1,043.0 | 1,135.5 | (92.5) | 2.3 | (110.1) | 15.3 |
| Latin America | 303.4 | 259.7 | 43.7 | 11.6 | 1.6 | 30.5 |
| Asia Pacific | 512.0 | 473.5 | 38.5 | (3.5) | (2.8) | 44.8 |
| Other | 325.6 | 324.6 | 1.0 | 6.4 | 2.6 | (8.0) |
| Worldwide | $ 6,190.8 | $ 6,274.3 | $ (83.5) | $ 20.6 | $ (165.4) | $ 61.3 |

INTER PUBLIC GROUP

($ in Millions)

INTER
PUBLIC
GROUP

# Metrics Supplement

# Metrics Supplement

| Category | Metric |
|---|---|
| REVENUE | per Employee |
| SALARIES & RELATED<br>(% of revenue) | Last Twelve Months<br>Base, Benefits and Tax<br>Severance Expense<br>Incentive Expense<br>Temporary Help |
| OFFICE & GENERAL<br>(% of revenue) | Last Twelve Months<br>Professional Fees<br>Occupancy Expense ex-D&A<br>T&E, Office Supplies & Telecom<br>All Other O&G |
| CAPITAL EXPENDITURES | by Category |
| FINANCIAL | Adjusted EBITDA Coverage of Net Interest Expense<br>Total Available Liquidity |

INTER PUBLIC GROUP

# Revenue per Employee*


Last Twelve Months
$150.0
$148.0
$146.0
$144.0
$142.0
$140.0
$146.2
$144.5
$145.8
12/31/06
12/31/05
12/31/04

INTER PUBLIC GROUP

* Annual headcount is a 5 point average

($ in Millions)

# Salaries & Related Expenses


% of Revenue, Last Twelve Months
70.0%
65.0%
60.0%
55.0%
50.0%
63.7%
63.7%
58.4%
12/31/06
12/31/05
12/31/04

INTER PUBLIC GROUP

# Salaries & Related Expenses % of Revenue

## Three and Twelve Months Ended December 31



Base, Benefits & Tax
55.0%
50.0%
45.0%
40.0%
43.9%
43.1%
52.3%
51.8%
Three Months
Twelve Months
Incentive Expense
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
4.3%
2.5%
3.3%
2.2%
Three Months
Twelve Months
Severance Expense
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
3.2%
5.1%
1.6%
2.6%
Three Months
Twelve Months
Temporary Help
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
3.3%
3.6%
3.6%
3.7%
Three Months
Twelve Months
2006
2005

All other Salaries & Related, not shown, was 3.2% and 4.1% for the three months ended December 31, 2006 and 2005, respectively and 2.9% and 3.4% for the twelve months ended December 31, 2006 and 2005, respectively.

INTER PUBLIC GROUP

# Office & General Expenses


% of Revenue, Last Twelve Months
40.0%
38.0%
36.0%
34.0%
32.0%
30.0%
33.6%
36.5%
35.2%
12/31/06
12/31/05
12/31/04

# Office & General Expenses % of Revenue

## Three and Twelve Months Ended December 31



Professional Fees
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
3.3%
4.8%
3.9%
5.3%
Three Months
Twelve Months
Occupancy (ex-depreciation)
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
7.8%
7.2%
8.6%
8.4%
Three Months
Twelve Months
T&E, Office Supplies & Telecom
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
4.5%
4.6%
4.8%
5.0%
Three Months
Twelve Months
All Other O&G
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
14.9%
17.0%
16.3%
17.8%
Three Months
Twelve Months
2006
2005

"All Other O&G" includes client service costs, depreciation and amortization in O&G, bad debt expense, and other expenses.

INTER PUBLIC GROUP

# Capital Expenditures

Cap-ex by category: technology, real estate, and other



$250
$200
$150
$100
$50
$0
$54
$71
$53
$86
$104
$85
2006
2005
2004
IT
Real Estate
Other

($ in Millions)

# EBITDA Coverage of Net Interest Expense



Adjusted EBITDA : Net Interest Expense
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
5.4x
2.1x
6.3x
12/31/06
12/31/05
12/31/04
Twelve Months Ended

Adjusted EBITDA is calculated as operating income excluding the following: impairments and other charges, restructuring and reorganization charges (including restructuring charges within office and general expenses), Motorsports contract termination costs and depreciation and amortization of fixed assets, intangible assets, and restricted stock and other awards. Net interest expense is calculated as reported interest expense, adjusted for non-cash interest amortization, less reported interest income.

See reconciliation on slide 38.

INTER PUBLIC GROUP

# Reconciliation of Adjusted EBITDA and Net Interest Expense

| | Twelve Months Ended | | |
|---|---|---|---|
| | 12/31/2006 | 12/31/2005 | 12/31/2004 |
| Operating Income (Loss) - As Reported | $ 106.0 | $ (104.2) | $ (94.4) |
| Add back: | | | |
| Restructuring and reorganization charges (reversals) | 34.5 | (7.3) | 62.2 |
| Restructuring program charges (reversals) in O&G | - | - | 11.1 |
| Long-lived asset impairments | 27.2 | 98.6 | 322.2 |
| Motorsports contract termination costs | - | - | 113.6 |
| Depreciation and amortization* | 228.7 | 211.1 | 205.4 |
| **Adjusted EBITDA** | **$ 396.4** | **$ 198.2** | **$ 620.1** |
| Interest Expense - As Reported | $ (218.7) | $ (181.9) | $ (172.0) |
| Interest Income - As Reported | 113.3 | 80.0 | 50.8 |
| **Net Interest Expense** | **$ (105.4)** | **$ (101.9)** | **$ (121.2)** |
| **Net Interest Expense, Excluding Non-Cash Amortization** | **$ (73.6)** | **$ (92.8)** | **$ (98.3)** |
| **Adjusted EBITDA : Net Interest Expense** | **3.8** | **1.9** | **5.1** |
| **Adjusted EBITDA : Net Interest Expense, Excluding Non-Cash Amortization** | **5.4** | **2.1** | **6.3** |

* Includes depreciation and amortization of fixed assets, intangible assets and restricted stock and other non-cash compensation.

($ in Millions)

INTER PUBLIC GROUP

# Total Available Liquidity

Cash and Short-Term Marketable Securities
+ Available Committed Credit Facilities


$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$530
$1,957
$530
$1,469
$533
$1,578
$305
$1,627
$338
$2,192
12/31/06
9/30/06
6/30/06
3/31/06
12/31/05
Available Committed Credit Facilities
Cash and Short-Term Marketable Securities

($ in Millions)

# Cautionary Statement

- This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management's beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors, and other SEC filings. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.
- Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:
  - risks arising from material weaknesses in our internal control over financial reporting, including material weaknesses in our control environment;
  - our ability to attract new clients and retain existing clients;
  - our ability to retain and attract key employees;
  - risks associated with assumptions we make in connection with our critical accounting estimates;
  - potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;
  - potential adverse developments in connection with the ongoing SEC investigation;
  - potential downgrades in the credit ratings of our securities;
  - risks associated with the effects of global, national and regional economic and political conditions, including fluctuations in economic growth rates, interest rates and currency exchange rates; and
  - developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.
- Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K and in any subsequent quarterly reports on Form 10-Q.

INTER PUBLIC GROUP